DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund (the "Fund")

Supplement to the Fund's Summary Prospectus dated February 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Global Co-Head of Fixed Income	May 2007
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer – Diversified Income	February 2001
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income – Macquarie Investment Management, Americas	February 2011
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	February 2015
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	November 2015
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	July 2016

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2019.